Exhibit 10.3
AMENDMENT

AMENDMENT, dated as of September 14, 2006 (this “Amendment”), to the PLEDGE AGREEMENT dated as of September 28, 2005 (as amended hereby and as further amended, supplemented or modified from time to time, the “Pledge Agreement”) made by CCH I, LLC (the “Grantor”) in favor of THE BANK OF NEW YORK TRUST COMPANY, NA, as collateral agent (in such capacity, the “Collateral Agent”) for the holders (the “Holders”) from time to time of the Notes (as defined below) and any holders of Pari Passu Secured Indebtedness (as defined in the Indenture), pursuant to the Indenture, dated as of September 28, 2005 (as amended by the Supplemental Indenture (as defined below) and as further amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Grantor, CCH I Capital Corp. (“Capital Corp.”) and The Bank of New York Trust Company, NA, as Trustee.

W I T N E S S E T H :

WHEREAS, the Grantor and Capital Corp. have issued 11% Senior Secured Notes due 2015 pursuant to the Indenture (collectively, the “Original Notes”);

WHEREAS, in connection with the purchase of the Original Notes by the Holders the Pledge Agreement was executed and delivered by the Grantor to the Collateral Agent for the benefit of the Secured Parties;

WHEREAS, the Grantor and Capital Corp. have issued Additional Notes (together with the Original Notes and any other Additional Notes issued after the date hereof, the “Notes”) pursuant to a Supplemental Indenture dated as of the date hereof (the “Supplemental Indenture”); and

WHEREAS, in connection with the Supplemental Indenture the parties have agreed to amend the Pledge Agreement upon the terms and conditions set forth herein;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Indenture are used herein as defined therein.

2. Amendment to First Recital. The first recital to the Pledge Agreement is hereby amended by replacing the parenthetical “(collectively, the ‘Notes’)” with the parenthetical “(collectively, the ‘Original Notes’).”

3. Amendment to Definition of “Issuer”. The definition of “Issuer” in Section 1.1 of the Pledge Agreement is hereby deleted in its entirety and replaced with the following definition:

“Issuers”: CCH II, LLC, a Delaware limited liability company, and CC VIII, LLC, a Delaware limited liability company.

4. New Definition of “Notes”. Section 1.1 of the Pledge Agreement is hereby amended by inserting the following definition:

“Notes”: the Original Notes, the Additional Notes issued on September 14, 2006 and any other Additional Notes issued after such date.

5. Amendment to Definition of “Pledged LLC Interests”. The words “the Issuer” in the definition of “Pledged LLC Interests” in Section 1.1 of the Pledge Agreement are hereby deleted in its entirety and replaced with the words “each Issuer.”

6. Amendment to Section 3.4(a). Section 3.4(a) of the Pledge Agreement is hereby deleted in its entirety and replaced with the following:

“The Pledged LLC Interests constitute all the issued and outstanding shares of all classes of Equity Interests of CCH II, LLC and all the issued and outstanding shares of all classes of Equity Interests owned by the Grantor of CC VIII, LLC.”

7. Amendments to Sections 4.3(a) and 4.3(d). Each occurrence of the words “the Issuer” in Sections 4.3(a) and 4.3(d) of the Pledge Agreement is hereby deleted in its entirety and replaced with the words “any Issuer.”

8. Amendment to Section 4.3(b). Section 4.3(b) of the Pledge Agreement is hereby deleted in its entirety and replaced with the following:

“Without delivery of all certificates representing any equity interests in any Issuer that are owned by the Grantor, the Grantor will not and will not permit such Issuer to, amend such Issuer’s certificate of formation or operating agreement to provide that any Equity Interests in such Issuer constitute a security under Section 8-103 of the Applicable UCC or the corresponding code or statute of any other applicable jurisdiction.”

9. Amendment to Section 4.3(c). Section 4.3(c) of the Pledge Agreement is hereby amended by deleting the words “the Issuer” and replacing them with the words “CCH II, LLC.”

10. CC VIII Acknowledgement and Consent. The Grantor shall use its commercially reasonable efforts to cause CC VIII, LLC to execute and deliver on the date hereof the Acknowledgement and Consent in the form of Annex 1 hereto.

11. Grant of Security Interest in New Collateral. The Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the following property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations (as defined in the Pledge Agreement):

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all of the Grantor’s right, title and interest in and to the Equity Interests of CC VIII, LLC and all Proceeds (as defined in the Pledge Agreement) thereof.

12. Reaffirmation of Existing Grant of Security Interest. The Grantor hereby reaffirms its grant to the Collateral Agent, for the benefit of the Secured Parties, of a security interest in all of the following property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations: all of the Grantor’s right, title and interest in and to the Equity Interests of CCH II, LLC and all Proceeds thereof.

13. Reaffirmation of Representations and Warranties. The Grantor hereby reaffirms the accuracy of the representations and warranties set forth in Section 3 of the Pledge Agreement.

14. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon receipt by the Collateral Agent of counterparts of this Amendment duly executed by the Issuers, the Parent Guarantor and the Trustee.

15. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

16. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

CCH I, LLC

By: /s/ Eloise Schmitz
                                  Name: Eloise Schmitz
                              Title: Senior Vice President, Strategic Planning

CCH I CAPITAL CORP.

By: /s/ Eloise Schmitz
                                      Name: Eloise Schmitz
                                      Title: Senior Vice President, Strategic Planning

CHARTER COMMUNICATIONS HOLDINGS, LLC

By: /s/ Eloise Schmitz
                                      Name: Eloise Schmitz
                                      Title: Senior Vice President, Strategic Planning

THE BANK OF NEW YORK TRUST COMPANY, NA

By: /s/ M Callahan
                                      Name: M. Callahan
                      Title: Vice President

Pledge Agreement Amendment

                                                          ANNEX 1

ISSUER’S ACKNOWLEDGMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of (i) the Pledge Agreement, dated as of September 28, 2005 (as amended and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”; capitalized terms used herein as defined therein), made by CCH I, LLC, a Delaware limited liability company, for the benefit of The Bank of New York Trust Company, NA, as Collateral Agent and (ii) the Amendment to the Agreement, dated as of September 14, 2006. The undersigned agrees for the benefit of the Collateral Agent and the Holders as follows:

1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2. The undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 4.3(a) of the Agreement.

CC VIII, LLC

By: /s/ Eloise Schmitz
      Name: Eloise E. Schmitz
      Title: Senior Vice President, Strategic Planning

Address for Notices:
12405 Powerscourt Drive, Suite 100
St. Louis, Missouri 63131
Fax: (314) 965-8793